SUPPLEMENT DATED APRIL 28, 2025
                     TO THE VARIABLE ANNUITY PROSPECTUS
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                  AMERICAN GENERAL LIFE INSURANCE COMPANY

                        VARIABLE SEPARATE ACCOUNT
                      PolarisAmerica Variable Annuity

         THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                       FS VARIABLE SEPARATE ACCOUNT
                       FSA Advisor Variable Annuity
                         Polaris Variable Annuity
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You should read this information carefully and retain this supplement for future reference together with the prospectus for your policy.

This supplement describes changes to investment options available under your contract effective on or about April 28, 2025, unless noted otherwise. All references in the prospectuses are updated accordingly.

The following Underlying Funds were renamed:

* The SA MFS Blue Chip Growth Portfolio was renamed SA MFS Large Cap Growth Portfolio.

* The SA Putnam International Growth and Income Portfolio was renamed SA Putnam International Value Portfolio.

Effective, On or about June 1, 2025, the CTIVIP - Principal Blue Chip Growth Fund,in the variable contract PolarisAmerica Variable Annuity, name will be changed to CTIVP - Principal Large Cap Growth Fund. Accordingly, on or about June 1, 2025, all references to CTIVP - Principal Blue Chip Growth Fund are hereby deleted and replaced with CTIVP - Principal Large Cap Growth Fund.


Additional information regarding the Funds, including the Fund prospectuses, may be obtained by visiting our website at www.corebridgefinanical.com/ProductProspectuses or by calling (855) 421-2692.